Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Webster Financial Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus statement.



/s/ KPMG LLP

Hartford, Connecticut
May 23, 2000